Exhibit 99.1

Joint Filer Information

Name and Address of Reporting Person:	Phlcorp, Inc.

529 East South Temple

Salt Lake City, Utah 84102

Issuer Name and Ticker or Trading Symbol:	AmeriCredit Corp.

(ACF)

Relationship of Joint Filer to Issuer:	10% Owner (1)
Date of Event Requiring Statement:	November 17, 2009
Designated Filer:	Leucadia National Corporation

Signature:

PHLCORP, INC.

By:	/s/ Joseph A. Orlando
Name:	Joseph A. Orlando
Title:	Vice President

Dated:	November 19, 2009

(1) Reflects 33,600,440 shares of AmeriCredit common stock directly owned by BEI-Longhorn, LLC (“BEI-Longhorn”), and indirectly owned by BEI Arch Holdings, LLC (“BEI Arch”), Baldwin Enterprises, Inc. (“Baldwin”), Phlcorp, Inc. (“Phlcorp”) and Leucadia National Corporation (“Leucadia”).  BEI-Longhorn is a wholly-owned subsidiary of BEI Arch, BEI Arch is a wholly-owned subsidiary of Baldwin, Baldwin is a wholly-owned subsidiary of Phlcorp and Phlcorp is a wholly-owned subsidiary of Leucadia.

Joint Filer Information

Name and Address of Reporting Person:	Baldwin Enterprises, Inc.

529 East South Temple

Salt Lake City, Utah 84102

Issuer Name and Ticker or Trading Symbol:	AmeriCredit Corp.

(ACF)

Relationship of Joint Filer to Issuer:	10% Owner (1)

Date of Event Requiring Statement:	November 17, 2009

Designated Filer:	Leucadia National Corporation

Signature:

BALDWIN ENTERPRISES, INC.

By:	/s/ Joseph A. Orlando
Name:	Joseph A. Orlando
Title:	Vice President

Dated:	November 19, 2009

(1) Reflects 33,600,440 shares of AmeriCredit common stock directly owned by BEI-Longhorn, LLC (“BEI-Longhorn”), and indirectly owned by BEI Arch Holdings, LLC (“BEI Arch”), Baldwin Enterprises, Inc. (“Baldwin”), Phlcorp, Inc. (“Phlcorp”) and Leucadia National Corporation (“Leucadia”).  BEI-Longhorn is a wholly-owned subsidiary of BEI Arch, BEI Arch is a wholly-owned subsidiary of Baldwin, Baldwin is a wholly-owned subsidiary of Phlcorp and Phlcorp is a wholly-owned subsidiary of Leucadia.

2

Joint Filer Information

Name and Address of Reporting Person:	BEI Arch Holdings, LLC

529 East South Temple

Salt Lake City, Utah 84102

Issuer Name and Ticker or Trading Symbol:	AmeriCredit Corp.

(ACF)

Relationship of Joint Filer to Issuer:	10% Owner (1)
Date of Event Requiring Statement:	November 17, 2009
Designated Filer:	Leucadia National Corporation

Signature:

BEI ARCH HOLDINGS, LLC

By:	/s/ Joseph A. Orlando
Name:	Joseph A. Orlando
Title:	President

Dated:	November 19, 2009

(1) Reflects 33,600,440 shares of AmeriCredit common stock directly owned by BEI-Longhorn, LLC (“BEI-Longhorn”), and indirectly owned by BEI Arch Holdings, LLC (“BEI Arch”), Baldwin Enterprises, Inc. (“Baldwin”), Phlcorp, Inc. (“Phlcorp”) and Leucadia National Corporation (“Leucadia”).  BEI-Longhorn is a wholly-owned subsidiary of BEI Arch, BEI Arch is a wholly-owned subsidiary of Baldwin, Baldwin is a wholly-owned subsidiary of Phlcorp and Phlcorp is a wholly-owned subsidiary of Leucadia.

3

Joint Filer Information

Name and Address of Reporting Person:	BEI-Longhorn, LLC

529 East South Temple

Salt Lake City, Utah 84102

Issuer Name and Ticker or Trading Symbol:	AmeriCredit Corp.

(ACF)

Relationship of Joint Filer to Issuer:	10% Owner (1)
Date of Event Requiring Statement:	November 17, 2009
Designated Filer:	Leucadia National Corporation

Signature:

BEI-LONGHORN, LLC

By:	/s/ Joseph A. Orlando
Name:	Joseph A. Orlando
Title:	President

Dated:	November 19, 2009

(1) Reflects 33,600,440 shares of AmeriCredit common stock directly owned by BEI-Longhorn, LLC (“BEI-Longhorn”), and indirectly owned by BEI Arch Holdings, LLC (“BEI Arch”), Baldwin Enterprises, Inc. (“Baldwin”), Phlcorp, Inc. (“Phlcorp”) and Leucadia National Corporation (“Leucadia”).  BEI-Longhorn is a wholly-owned subsidiary of BEI Arch, BEI Arch is a wholly-owned subsidiary of Baldwin, Baldwin is a wholly-owned subsidiary of Phlcorp and Phlcorp is a wholly-owned subsidiary of Leucadia.

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